FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934.

 Date of Report (Date of earliest event reported) December 3, 1998.


                  DCI Telecommunications, Inc.
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     (Exact name of registrant as specified in its charter)


 Colorado                     2-96976-D             84-1155041
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(State or other             (Commission File       (IRS Employer
   jurisdiction of            Number)              Identification
   incorporation)                                     Number)

                 611 Access Road, Stratford, CT 06615
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            (Address of principal executive offices)

Registrant's telephone number, including area code:(203) 380-0910


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 (Former name or former address, if changed since last report.)

Item 5. Other Events

On December 3, 1998, DCI announced the signing of a Master Service Agreement with IXC Communications, Inc. A copy of the first two pages of the agreement, including signature page is enclosed. The remainder of the agreement contains confidential rate information which cannot be publicly disclosed.

                    MASTER SERVICE AGREEMENT

  This Agreement for telecommunications services is made as of the date of last execution below (the "Effective Date") and entered into by and between IXC Communications Services, Inc., a Delaware corporation with its principal place of business at 1122 Capital of Texas Hwy. South, Austin, Texas 78746 ("Supplier"), and DCI Telecommunications, Inc., a Colorado corporation with its principal place of business at 611 Access Road South, Stratford, Connecticut 06615 ("Customer").

  WHEREAS, Customer desires to obtain telecommunications services as described below (the "Service") from Supplier, and Supplier is willing to provide the Service for the rates attached hereto.

  NOW, THEREFORE, Customer and Supplier hereby mutually agree as follows:

  CREDIT REQUIREMENTS:

  Dedicated Supplier Account. On December 1, 1998, Customer provided a payment to Supplier in the amount of $2,000,000.00 to be applied towards Usage Charges to Customer under a prior agreement beginning November 24, 1998 and under this Agreement commencing upon execution. Commencing on the Effective Date of this Agreement, Customer shall deposit any monies owed to Customer from Customers prepaid and debit card agents and resellers into a Dedicated Supplier Account at CitiBank, Maryland (the "Bank") owned by the Customer, and authorize the Supplier to make automatic clearing house fund transfers from such account to the account of Supplier according to the terms and conditions set forth herein. The Bank shall provide both Customer and Supplier with all records and statements with respect to the Dedicated Supplier Account each month. Supplier shall be entitled to receive from the account up to one-hundred percent (100%) of the amount then being due Supplier (the "Supplier Dedicated Account Payment") as payment for the Services. Once a month (the "Comparison Date") Supplier shall compare the Supplier Dedicated Account Payment with the amount then owed for the Services provided hereunder and shall provide a copy of such comparison to Customer within seven (7) days of the Comparison Date. In the event that the Supplier Dedicated Account Payment exceeds the amount owed to Supplier during any month for the Services provided hereunder, Supplier shall credit Customer the excess within ten (10) days of the Comparison Date. In the event that the Supplier Dedicated Account Payment is insufficient to cover the amount owed to Supplier for the Services provided hereunder, (the aggregate amount by which the payments have been insufficient is referred to as the "Shortfall"), Customer shall continue to owe Supplier any additional amount remaining due. Supplier shall have the right upon forty-eight (48) hours notice to audit Customers books and records, including, without limitation, Customers invoicing records, to assure Customers compliance hereunder. Customer shall be responsible for all fees and expenses associated with said Dedicated Supplier Account.

  SERVICE, TERM AND RATES: Supplier agrees to provide and Customer agrees to purchase Service(s) indicated below. This agreement, including any terms and conditions, addenda, schedules, supplements or exhibits which are attached hereto and incorporated herein, constitutes the entire agreement (the "Agreement") by Supplier and Customer pertaining to the subject matter(s) hereof and supersedes all prior and contemporaneous agreements and understandings in connection herewith. -

  Service Type:
     Switched Service:        Broadband Service:
     ________ Xclusive        ____________ ATM
     ____X___ Xnet LATA       ____________ Frame Relay
     ________ Xnet LEx        ____________ Network Management
                                            Services   Private
Line Service:  ____________ Training     ___X____ Digital
Customer Interface:
     ________ Optical         ____________ Rack Space & Power
                              ____________ Shelf Space
                              _____X______ Collocation*
*To be provided under a separate Rack Space Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date last written below.
IXC Communications                  DCI Telecommunications, Inc.
   Services, Inc.
BY:  Leo Welsh                      By: Larry Shatsoff
Name: Leo Welsh                     Name: Larry Shatsoff
Title: Pres - Wholesale             Title: V.P. - COO
Date: 12/3/98                       Date: 12/3/98

Full Business Address:              Full Business Address:
1122 Capital of Texas Hwy. South    611 Access Road
Austin, Texas 78746-1050            Stratford, Connecticut 06615
Telephone: 512-427-3700             Telephone: 203-380-0910
Facsimile: 512-328-7902             Facsimile: 203-380-0915
                                    Billing Contact:
                                    Telephone:

                       SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DCI Telecommunications, Inc.

                    Joseph J. Murphy
                    __________________________
                    Joseph J.  Murphy
                    President
                    Date: January 14, 1998